PHOENIX PORTFOLIOS
                    PHOENIX-CAPITAL WEST MARKET NEUTRAL FUND

                 Supplement dated May 14, 2003 to Prospectus and
           Statement of Additional Information dated February 28, 2003

      Effective on May 19, 2003, the Phoenix-Capital West Market Neutral Fund will be managed by Carlton Neel and David Dickerson and the fund's name will change to Phoenix Market Neutral Fund.

      The following additional changes are hereby made to the fund's prospectus:

Under the subheading "Principal Investment Strategies" on page 1, the third arrowed strategy is replaced with the following:

      The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data is then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.

All other arrowed strategies under "Principal Investment Strategies" remain unchanged.

      Under the subheading "Portfolio Management" on page 7, the disclosure is replaced in its entirety with the following:

      Carlton Neel and David Dickerson serve as Co-Portfolio Managers of the fund. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC (the "Adviser"), a subsidiary of PZA. Mr. Neel and Mr. Dickerson were previously employed by PZA and managed the fund from April 2000 through June 2002. Since April 1, 2003, they have served as Portfolio Managers for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel and Mr. Dickerson founded and managed Shelter Rock Capital Partners, L.P., a hedge fund based on the same market neutral strategy they had used when they previously managed the fund.

      Mr. Neel served as Senior Portfolio Manager for the former Phoenix-Zweig (now Phoenix-Hollister) Appreciation Fund and Phoenix-Zweig (now Phoenix-Oakhurst) Strategy Fund from January 2000 until June 2002 and of former Phoenix-Zweig (now Phoenix-Oakhurst) Managed Assets from July 1995 until June 2002. Additionally, he served as Senior Portfolio Manager of the Phoenix-Zweig Growth & Income Fund (2000-2002) and the Phoenix-Zweig Government Fund (1995-2002). Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

      Mr. Dickerson began his investment career at the Zweig Companies in 1993. He served as Assistant Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Hollister) Managed Assets from 1996 until June 2002 and as Co-Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Oakhurst) Strategy Fund from January 2000 until June 2002. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

      The following additional changes are hereby made to the fund's Statement of Additional Information:

      Effective on May 19, 2003, the fund's name will change to Phoenix Market Neutral Fund. Therefore, all references to Phoenix-Capital West Market Neutral Fund are hereby replaced with the new name.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1738/Name&PM (5/03)